77Q1(e)

Amendment No. 1 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of October 31, 2011 (filed electronically as Exhibit (d)(4) to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on October 28, 2011, File No. 33-64872 and incorporated herein by reference).